UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FS Credit Real Estate Income Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1) and 0-11.

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

April 5, 2024

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of FS Credit Real Estate Income Trust, Inc. (the “Company”) to be held on July 1, 2024 at 1:00 p.m., Eastern Time, at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Annual Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.

The Notice of Annual Meeting of Stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to:

(1)

elect the nine members of the board of directors named in the enclosed proxy statement to serve as directors of the Company until the 2025 annual meeting of stockholders and until their successors are duly elected and qualify.

(2)	To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The Company’s board of directors unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 9, 2024, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report and how to submit proxies over the internet. All other stockholders will receive a copy of the proxy statement and annual report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement and annual report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your common shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the internet or by telephone.

Sincerely yours,

Michael C. Forman
Chairman, President and Chief Executive Officer

FS CREDIT REAL ESTATE INCOME TRUST, INC.

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 1, 2024

To the Stockholders of FS Credit Real Estate Income Trust, Inc.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of FS Credit Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), will be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on July 1, 2024 at 1:00 p.m., Eastern Time (the “Annual Meeting”), for the following purposes:

1.

To elect the nine members of the board of directors named in the enclosed proxy statement to serve as directors of the Company until the 2025 annual meeting of stockholders and until their successors are duly elected and qualify.

2.	To transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The board of directors has fixed the close of business on April 2, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2023 are available at www.proxyvote.com.

If you plan on attending the Annual Meeting and voting your common shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd
Vice President, Treasurer and Secretary

April 5, 2024

Stockholders are requested to promptly authorize a proxy over the internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of the Company. You may authorize a proxy over the internet or by telephone by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card.

Authorizing a proxy is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

FS CREDIT REAL ESTATE INCOME TRUST, INC.

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 1, 2024

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of FS Credit Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, on July 1, 2024 at 1:00 p.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report and how to submit proxies over the internet, are being mailed on or about April 9, 2024 to stockholders of record described below and are available at www.proxyvote.com.

All properly executed proxies representing shares of common stock, par value $0.01 per share, of the Company received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no instructions are marked, the common shares will be voted as follows:

(1)

FOR the proposal to elect the nine members of the Board named in the enclosed proxy statement to serve as directors of the Company until the 2025 annual meeting of stockholders and until their successors are duly elected and qualify (the “Director Proposal”).

(2)

In the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, the Company is not aware of any other matter to be raised at the Annual Meeting.

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to any proposal by attending the Annual Meeting and voting his or her common shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Stockholders of the Company are entitled to one vote for each common share held. Under the Company’s bylaws, the presence in person or by proxy of stockholders entitled to cast at least 50% of all the votes shall constitute a quorum for the transaction of business. Abstentions will be treated as common shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. Common shares for which brokers have not received voting instructions from the beneficial owner of the common shares and do not have, or choose not to exercise, discretionary authority to vote the common shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) also will be treated as common shares present for quorum purposes.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting as originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve any proposal at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days after the record date originally fixed for the Annual Meeting without notice other than the announcement at the Annual Meeting to permit further solicitation of proxies. The persons named as proxies for the Company will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on April 2, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 123,990,967 common shares outstanding.

Required Vote

Election of Director Nominees. The election of each director nominee requires the affirmative vote of a majority of the common shares entitled to vote who are present in person or by proxy at the Annual Meeting at which a quorum is present. This means that a director nominee needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board. As a result, any common shares present in person or by proxy, but not voted (whether by abstention, broker non-vote or otherwise) will have the effect of votes against the election of nominees to the Board. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies. Each common share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted.

Stockholders may not cumulate their votes, and dissenters’ rights are not applicable to matters being voted upon.

Householding

The Company combines mailings for multiple stockholders going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, SS&C Technologies, Inc., by telephone at (877) 628-8575 or by mail to FS Credit Real Estate Income Trust, Inc., c/o SS&C Technologies, Inc., 430 W. 7th Street, Kansas City, Missouri 64105.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also authorize a proxy by telephone or through the internet using the toll-free telephone number or web address included in your Notice of Internet Availability of Proxy Materials or your proxy card.

Authorizing a proxy by telephone or through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or internet link. Stockholders of the Company are entitled to one vote for each common share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 1:00 p.m., Eastern Time, on July 1, 2024.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2023 are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the proxy statement and annual report.

If you plan on attending the Annual Meeting and voting your common shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at (877) 628-8575.

Other Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, the annual report and the Notice of Internet Availability of Proxy Materials. The Company has requested that brokers, nominees, fiduciaries and other persons holding common shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $50,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Company has made this proxy statement, the Notice of Annual Meeting of Stockholders and the annual report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting” above, and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This proxy statement, the Notice of Annual Meeting of Stockholders and the annual report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of common shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the proxy statement and annual report.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2023, relating to the Company’s equity compensation plans pursuant to which shares of the Company’s common stock or other equity securities may be granted from time to time:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	$—	158,857
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	—	$—	158,857

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of April 1, 2024, regarding the number and percentage of shares owned by each director, the Company’s named executive officers, all directors and executive officers as a group, and any person known to the Company to be the beneficial owner of more than 5% of outstanding shares of the Company’s common stock. As of April 1, 2024, there were a total of 123,990,967 shares of the Company’s common stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. Except as noted below, to the Company’s knowledge, each person listed below that beneficially owns the Company’s shares has sole voting and dispositive power with regard to such shares and has not pledged any of the shares as security. The address for each of the persons named below is in care of the Company’s principal executive offices at 201 Rouse Boulevard, Philadelphia, PA 19112.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of All Shares
Directors and Executive Officers
Michael C. Forman(1)	264,336	*
Christopher Condelles.	—	—
Stephen S. Sypherd	12,554	*
James Volk	—	—
David J. Adelman	8,805	*

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of All Shares
Ryan N. Boyer	7,807	*
James W. Brown	6,408	*
Karen D. Buchholz	9,250	*
Terence J. Connors	14,023	*
John A. Fry	10,079	*
Jeffrey P. Krasnoff	32,816	*
David Schiff	4,283	*
All directors and executive officers as a group	370,361	*

*	Less than one percent.
(1)

Michael C. Forman disclaims ownership of any shares held by Franklin Square Holdings, L.P., or any subsidiary thereof, that exceed his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of this report, Section 16, or any other purpose.

PROPOSAL: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the Company are being asked to consider the election of nine directors of the Company. Directors of the Company are elected annually for a term of one year, and serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. The Board is currently comprised of nine directors.

Each director named below has been nominated for election by the Board to serve a one-year term until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualifies. Each director has agreed to serve as a director if elected and has consented to being named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board and Director Nominees

The Company operates under the direction of the Board. The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, oversight of the Company’s investment activities, oversight of the Company’s financing arrangements and corporate governance activities.

The Company’s charter and committee charters require a majority of the directors, all members of the Company’s audit committee (the “Audit Committee”), and a majority of the members of any other committee established by the Board, to be “independent directors” in accordance with the criteria in the Company’s charter, bylaws, the applicable rules of the SEC. As required by the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007, the Company’s charter, which is available on the Company’s website at www.fsinvestments.com, provides that an independent director means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with FS Investments or FS Real Estate Advisor, LLC (“FS Real Estate Advisor” or the “adviser”) by virtue of (i) ownership of an interest in FS Investments, the adviser or any of their affiliates, (ii) employment by FS Investments, the adviser or any of their affiliates, (iii) service as an officer or director of FS Investments, the adviser or any of their affiliates, (iv) performance of services, other than as a director, for the Company, (v) service as a director or trustee of more than three real estate investment trusts (“REITs”) organized by FS Investments or advised by the adviser or (vi) maintenance of a material business or professional relationship the Company’s sponsor, the adviser or any of their affiliates. Based upon its review, the Board has affirmatively determined that each of Ms. Buchholz and Messrs. Boyer, Brown, Connors, Fry and Schiff are “independent directors” under all applicable standards for independence, including with respect to committee service on the Audit Committee. The Board is currently comprised of nine directors, six of whom are independent directors. Based upon information requested from each director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors has, or within the last two years had, a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee or as a stockholder. The members of the Board who are not independent directors are referred to as “interested directors.”

The Company does not have a standing nominating committee. The Board has determined that it is appropriate for the Company not to have a nominating committee because the Board presently considers all matters for which a nominating committee would be responsible. Each member of the Board participates in the consideration of director nominees. The Board believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. As a result, the Board has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. In recommending director nominees, the Board solicits candidate recommendations from its current members and from management of the Company. The Board also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth below. In evaluating the persons recommended as potential directors, the Board will consider each candidate without regard to the source of the recommendation and take into account those factors that the Board determines are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in Article II, Section 11(a) of the Company’s bylaws.

In considering each director and the composition of the Board as a whole, the Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race, that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or directors of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company. These experiences, characteristics, attributes and skills relate directly to the management and operations of the Company. Success in each of these categories is a key factor in the Company’s overall operational success and creating stockholder value. The Board believes that directors who possess these experiences, characteristics, attributes and skills are better able to provide oversight of the Company’s management and the Company’s long-term and strategic objectives.

The following table and biographical descriptions set forth certain information regarding the independent director nominees and interested director nominees, including a description of the experience, characteristics, attributes and skills of each director nominee that led the Board to conclude that each such person should serve as a director. Directors serve for a one-year term until the next annual meeting of stockholders and until their successors are duly elected and qualify.

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Michael C. Forman Age: 63	President and Chief Executive Officer	Since 2016	Michael C. Forman has served as our president and chief executive officer since our inception in 2016, as our chairman since July 2017 and as the chairman and chief executive officer of FS Real Estate Advisor since its inception in August 2016. Mr. Forman also currently serves as chairman, president and/or chief executive officer of each of the other funds sponsored by FS Investments. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
co-founded FS Investments. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries.

Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (Executive Committee Member), the Vetri Foundation for Children (Chairman), the Children’s Hospital of Philadelphia (corporate council member), Drexel University and the Center City District Foundation. Mr. Forman serves as co-chair of the capital campaign of the Philadelphia School. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University. Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies including FS Real Estate Advisor, which serves as the Company’s adviser. As the Company’s co-founder, president and chief executive officer Mr. Forman is well-suited to serve as a member of our board of directors.

David J. Adelman Age: 52	Director	Since 2018	David J. Adelman has been a member of the Board since February 2018. Until April 2018, Mr. Adelman also served as the vice-chairman of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Global Credit Opportunities Fund

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years

(“FSGCO”), the FSGCOF Feeder Funds, FS Investment Corporation III, FS Investment Corporation IV and their respective investment advisers, and presided in such roles since each entity’s inception. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia based Campus Apartments, Inc. (“Campus Apartments”), a nationwide provider of on-and-off campus student housing since 1997. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman is also a chairman of 76 Devcorp, responsible for conceptualizing and building a $1.3B privately funded urban arena in the heart of Philadelphia. He recently became a partner in Harris Blitzer Sports & Entertainment, which owns the Philadelphia 76ers, the NJ Devils and the Prudential Center. Mr. Adelman serves on the Penn Medicine Board of Trustees, University City District Board of Directors, Chairman of the Jewish Federation of Greater Philadelphia, as past chairman of the Philadelphia Holocaust Remembrance Foundation where he spearheaded the development of the Horwitz-Wasserman Holocaust Memorial Plaza on the Ben Franklin Parkway. Mr. Adelman is also an active private investor and entrepreneur, having co-founded FS Investments with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University. The Board has determined that Mr. Adelman should serve as a director in light of his extensive investment experience and management positions with affiliates of the sponsor.

Jeffrey Krasnoff Age: 68	Director	Since 2017	Jeffrey Krasnoff has been a member of the Board since February 2017. Mr. Krasnoff is the Chief Executive Officer of Rialto Capital Management, LLC (“Rialto” or the “sub-adviser”).

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
With over 35 years of experience in commercial and residential real estate investment, finance and management, Mr. Krasnoff has been involved in the evaluation or oversight of over $300 billion of real estate assets around the world. Mr. Krasnoff is also the co-founder of LNR Property Corporation (“LNR”) and was its President since its spinoff from Lennar Corporation (NYSE: LEN and LEN.B) (“Lennar”) as a separate public company in 1997, as well as its Chief Executive Officer from 2002 to 2007. He was instrumental in taking the company private in a $4 billion transaction in early 2005. Mr. Krasnoff joined Lennar in 1986 and from 1990 until LNR spun off from Lennar, he was responsible for the growth of Lennar’s commercial real estate and joint venture businesses, as well as the formation of LNR Partners and its loan workout and special servicing operations. Prior to LNR and Lennar, Mr. Krasnoff spent ten years with KPMG, LLC (formerly Peat Marwick) in New York and Miami specializing in real estate and mergers and acquisitions. Mr. Krasnoff received his B.A. in Accounting from Duke University. The Board has determined that Mr. Krasnoff should serve as a director in light of his decades of commercial real estate experience, experience with public companies and role as the Chief Executive Officer of the sub-adviser.

Ryan N. Boyer Age: 53	Independent Director	Since 2021	Ryan N. Boyer has been a member of the Board since July 2021. From October 1993 to October 1994, Mr. Boyer served as Co-Founder of BRIJTS, Inc., a real estate investment company that focused on rehabbing and selling residential properties to rejuvenate and beautify neighborhoods across Philadelphia. In March 1995, Mr. Boyer joined Laborers’ Local 332 as a journeyman laborer and, in 2000, he rose to the position of Assistant to the Secretary-Treasurer. From July 2003 to August 2008,

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Mr. Boyer served as Secretary-Treasurer of Local 332, a union of almost 3,000 members, where he oversaw an annual budget of over $2 million and negotiated labor contracts on behalf of his membership. Since August 2008, Mr. Boyer has served as Business Manager of the Laborers District Council of the Metropolitan Area of Philadelphia and Vicinity, the parent body of four local unions with over 6,000 members. In this capacity, Mr. Boyer negotiates contracts, oversees contract compliance, and is a Trustee of the union’s pension, training, and health and welfare funds to ensure that all member unions comply with the rules and regulations that govern their existence. Mr. Boyer was elected President of the Coalition of Black Trade Unionists (“CBTU”), Southeastern Pennsylvania Chapter, in September 2014 and continues to serve in that role. CBTU is a constituency group under the AFL-CIO that is dedicated to ensuring that proper diversity and inclusion exist within the union movement and to mentor and train young minorities to assume leadership roles in their respective unions. In July 2015, Governor Tom Wolf appointed Mr. Boyer to serve as Chair of the 16 Member Board of Commissioners that oversees operations of the bi-state Delaware River Port Authority (“DRPA”), where he served until 2021. The DRPA serves as a major economic driver for the region, facilitating commerce and transporting workers between South Jersey and Philadelphia. Mr. Boyer currently serves on several boards and commissions including, Philadelphia Workforce Investment Board (Philly Works), the Philadelphia Jobs Commission and the City of Philadelphia Tax Review Board. The Board has determined that Mr. Boyer should serve as a director in light of his leadership and experience.

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
James W. Brown Age: 72	Independent Director	Since 2021	James W. Brown has been a member of the Board since December 2021. He has been affiliated with FS Investments since 2016, most recently as a trustee of the FS Series Trust. Through his work in both the private and public sectors, he has developed wide experience in real estate transactions, finance and investment. He served as an attorney for the Banking Committee of the U.S. House of Representatives from 1977 to 1981 and as an associate/partner at the Dilworth Paxson law firm from 1982 to 1987. In his legal practice he represented real estate lenders, buyers, sellers and bondholders in numerous transactions. In 1987, he was confirmed as the Pennsylvania Secretary of General Services, heading the department that administers, among other matters, all Commonwealth construction, building operation and real estate leasing. He went on to serve as Chief of Staff to Pennsylvania Governor Robert P. Casey from 1989 to 1994. In addition to his regular duties in that role, he served on the boards of both state public pension funds and the Pennsylvania Housing Finance Agency and led several large economic development projects. From 1995 to 2006, he served as a founding partner of SCP Private Equity Partners, where he led a number of investments, including several hotels. In 2007, he was appointed Chief of Staff to U.S. Senator Robert P. Casey, Jr., a position he held through 2015. Mr. Brown has been a member or chair of the boards of numerous companies, both public and private and has also served on the boards of many nonprofit and charitable institutions. He is currently a director of the Hershey Trust Company and formerly served as a director of the Hershey Company and is a member of the Board of Managers of the Milton Hershey School. He received his B.A. from Villanova University’s Honors Program and his J.D. from the University of Virginia Law School. The Board has

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
determined that Mr. Brown should serve as a director in light of his leadership and experience.

Karen D. Buchholz Age: 57	Independent Director	Since 2020	Karen D. Buchholz has been a member of the Board since January 2020. Ms. Buchholz is Executive Vice President of Administration at Comcast Corporation where she has a wide array of corporate development responsibilities, including corporate real estate, facilities, aviation, corporate services,, travel and security. She was the executive in charge of the development of Comcast’s new Technology Center, a $1.5 billion, 60-story tower adjacent to Comcast’s corporate headquarters, the Comcast Center. Ms. Buchholz also previously oversaw the development of Comcast Center, a $750 million, 56-story tower from 2005 through 2008. Prior to Comcast, in 1997, then-Mayor Edward G. Rendell appointed Ms. Buchholz as President of Philadelphia 2000, the organization that brought the 2000 Republican National Convention to Philadelphia and served as the City’s official Host Committee. Ms. Buchholz served as Sales Executive for Comcast-Spectacor from 1993 to 1997 to develop corporate sponsorships for what is now called the Wells Fargo Center, a 20,000-seat arena and home to the Comcast-owned Philadelphia Flyers and the Philadelphia 76ers. In 1991, Ms. Buchholz led the development of the Pyramid Club at the top of the Mellon Bank Center for Club Corporation of America. Ms. Buchholz currently serves on WSFS Financial Corporation and Wilmington Savings Fund Society, FSB Board of Directors. She also serves on the boards of many civic and charitable organizations, including: Board of Trustees, Drexel University; Global Board of Directors, Women in Cable Telecommunications; and Chairman, Board of Directors Philadelphia Convention and Visitors Bureau.

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Ms. Buchholz received her B.A. in Political Science from Dickinson College and a M.S. from the University of Pennsylvania. The Board has determined that Ms. Buchholz should serve as a director in light of her leadership and business experience.

Terence J. Connors Age: 69	Independent Director	Since 2017	Terence J. Connors has been a member of the Board since July 2017. Mr. Connors brings to the Board nearly 40 years of public accounting experience. Mr. Connors retired in September 2015 from KPMG LLP, where he served as Professional Practice Partner, with technical oversight of all Pennsylvania audit clients, including real estate companies. He also served as SEC Reviewing Partner and as a member of KPMG’s board of directors (2011-2015), where he chaired the Audit, Finance & Operations Committee. Prior to joining KPMG in 2002, he was a partner with another large international accounting firm. During his career, he served as a senior audit and global lead partner for numerous public companies, including Fortune 500 companies. Mr. Connors currently serves as a board member and audit committee chairman of both Suburban Propane Partners L.P. (NYSE) and AdaptHealth Corp. (NASDAQ) and previously served as a director and audit committee chairman of Cardone Industries, Inc. Mr. Connors previously served as a trustee of St. Joseph’s Preparatory School in Philadelphia and he also previously served as Chairman and President of the Philadelphia Chapter of the National Association of Corporate Directors (NACD). Mr. Connors received his B.S. in Accounting from LaSalle University. The Board has determined that Mr. Connors should serve as a director in light of his extensive public accounting experience.

John A. Fry Age: 63	Lead Independent Director	Since 2017	John A. Fry has been a member of the Board since July 2017 and as lead independent director since April 2022. Mr. Fry has served as the President of

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Drexel University in Philadelphia, Pennsylvania since August 2010. Prior to becoming President of Drexel University, Mr. Fry served as President of Franklin & Marshall College in Lancaster, Pennsylvania from 2002 until 2010. From 1995 to 2002, he was Executive Vice President of the University of Pennsylvania and served as the Chief Operating Officer of the University and as a member of the executive committee of the University of Pennsylvania Health System. Mr. Fry is a member of the Board of Trustees of Delaware Investments, an asset management firm, with oversight responsibility for all of the portfolios in that mutual fund family. He also serves on its nominating and corporate governance committee. Mr. Fry also serves as a director of Drexel Morgan & Co., Community Health Systems, where he also serves on the compensation committee and chairs the governance committee, and vTv Therapeutics. Mr. Fry received his M.B.A. from the NYU Stern School of Business, and received his B.A. in American Civilization from Lafayette College. The Board has determined that Mr. Fry should serve as a director in light of his leadership experience and experience serving as a board member for other investment and management operations.

David Schiff Age: 52	Independent Director	Since 2022	David Schiff has been a member of the Board since December 2022. Mr. Schiff has an over 25-year career building businesses and investing in the credit and real estate markets. Mr. Schiff is a founding partner of Innovatus Capital Partners LLC, and since 2016, has served as CEO and Chairman of the Investment Committee. From 2008 to 2016, Mr. Schiff was a Partner at Perella Weinberg Partners and the Portfolio Manager of the Asset Backed Value Funds that had approximately $2.3 billion of equity under management at peak AUM. In 2007, Mr. Schiff was

Name, and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years

the CEO and CIO of Broadworth Capital, an asset-backed focused investment vehicle for two high net worth families. In 2006, he was a Managing Director at Amaranth Advisors, where he was responsible for the construction of its non-mortgage ABS portfolio, and subsequently oversaw the liquidation of that portfolio. From 2003 to 2005, Mr. Schiff was a Director at Wachovia Securities, where he was responsible for developing various structured principal finance opportunities. From 1993 to 2001, Mr. Schiff held various senior management positions while he was at JPMorgan in the Asset Backed Securities and Securitization groups. Mr. Schiff serves on the board of directors of several portfolio investments of Innovatus Capital Partners LLC, including Samsara Vision, Inc. (ophthalmic devices business), Flagship Marine Ventures LLC (shipping business focused on the LR product tankers) and White Pine Trading LLC (diamond trading business), as well as other portfolio investments. Mr. Schiff received a B.S. with distinction in Consumer Economics and Housing from Cornell University. The Board has determined that Mr. Schiff should serve as a director in light of his extensive credit and real estate markets experience.

NAME	AGE(1)	POSITION HELD
Michael C. Forman	63	Chairman, President and Chief Executive Officer
David J. Adelman	52	Director
Jeffrey Krasnoff	68	Director
Ryan N. Boyer	53	Independent Director
James W. Brown	72	Independent Director
Karen D. Buchholz	57	Independent Director
Terence J. Connors	69	Independent Director
John A. Fry	63	Lead Independent Director
David Schiff	52	Independent Director

(1)	As of April 1, 2024.

Risk Oversight and Board Structure

Board’s Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company, including the Company’s valuation guidelines to be used in connection with the calculation of the Company’s net asset value (“NAV”); (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; and (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the adviser, sub-adviser, dealer manager, transfer agent and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto. The Board has established and will review written policies on investments and borrowings consistent with the Company’s investment objectives and will monitor the Company’s policies and procedures to ensure that such policies and procedures are carried out. The Board, after considering various factors, has concluded that this structure is appropriate given the Company’s current size and complexity.

Board Composition and Leadership Structure

Mr. Forman, who is an interested director, serves as both the president and chief executive officer of the Company and Chairman of the Board. The Board believes that Mr. Forman, as co-founder and chief executive officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as Chairman of the Board. As discussed above, the Company’s bylaws and charter require that a majority of the Board consist of persons other than “interested persons” of the Company. The Board, after considering various factors, has concluded that its structure is appropriate given the current size and complexity of the Company.

While the Company currently does not have a policy mandating a lead independent director, the Board believes that having an independent director fill the lead director role is appropriate. On February 29, 2024, the Board appointed John Fry as lead independent director. The lead independent director, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the independent directors in executive session, facilitates communications between other members of the Board and the chairman of the Board and/or the chief executive officer, consults with the chairman of the Board and/or the chief executive officer on matters relating to corporate governance and Board performance and performs other responsibilities designated by the independent directors.

The Board, after considering various factors, has concluded that this structure is appropriate given the Company’s current size and complexity.

Board Meetings and Attendance

The Board met four times during the fiscal year ended December 31, 2023, including four regularly scheduled meetings. Each director then serving attended at least 75% of all meetings of the Board held during the fiscal year ended December 31, 2023. The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders.

Committees of the Board

The Board has established one standing committee of the Board, the Audit Committee. The Board has not established a standing compensation committee because the executive officers of the Company do not receive any direct compensation from the Company. The Board, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of data of comparable REITs.

Audit Committee

The Board has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates pursuant to a charter and consists of three members, including a chairman of the Audit Committee. The Audit Committee members are Messrs. Connors (Chairman), Brown and Fry, each an independent director. The Board has determined that Mr. Connors is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the Audit Committee is to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants, reviewing the adequacy of the Company’s internal control over financial reporting and overseeing the Company’s cybersecurity matters. The Audit Committee held five meetings during the fiscal year ended December 31, 2023. Each member of the Audit Committee then serving attended all meetings held during 2023. The Audit Committee charter is available on the Company’s website at www.fsinvestments.com.

Communications between Stockholders and the Board

The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board or to any particular director to the following address: c/o FS Credit Real Estate Income Trust, Inc., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about Executive Officers Who Are Not Directors

The following table and biographical information set forth certain information regarding the executive officers of the Company who are not directors of the Company. Each executive officer holds office until his or her successor is chosen and qualifies, or until earlier resignation or removal.

Name and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Christopher Condelles Age: 40	Chief Financial Officer	Since 2023	Christopher Condelles has served as the Company’s chief financial officer since June 2023. Mr. Condelles also serves as Deputy Chief Financial Officer at FS Investments. In his role, Mr. Condelles focuses on strategic growth initiatives, capital allocation and expanding strategic relationships. He is directly responsible for overseeing capital markets, which executes and manages more than $25 billion in financings, business unit COOs, and Co-leading FS’ Bridge Street CLO platform. Prior to joining FS Investments, Mr. Condelles spent over 12 years at Credit Suisse, most recently as Head of U.S. Credit and Financing Solutions, where he managed an +$8 billion portfolio which included the firm’s Structured Credit Investing, Credit Repo, and Credit

Name and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Asset Financing businesses within the Americas. He was also an Executive Committee member and Global Treasurer of Credit Suisse’s Global Credit Products division. Mr. Condelles received a B.S. in Financial Economics from Binghamton University, an M.B.A. from The Wharton School of the University of Pennsylvania with a dual degree in Finance and Entrepreneurial Management and is a CFA charterholder.

Stephen S. Sypherd Age: 47	Vice President, Treasurer and Secretary	Since 2016

Stephen S. Sypherd has served as the Company’s vice president, treasurer and secretary since its inception in 2016. Mr. Sypherd also serves as vice president, treasurer, secretary and/or general counsel of each of the other funds sponsored by FS Investments.

Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts, including its audit and governance committees.

James Volk Age: 61	Chief Compliance Officer	Since 2017	James Volk has served as the Company’s chief compliance officer since February 2017. Mr. Volk also serves as the chief compliance officer of each of the other funds sponsored by FS Investments. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk worked at SEI Investments from February 1996 to October 2014, including serving as the chief compliance officer, chief accounting officer and head of traditional fund operations at the Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers LLP. Mr. Volk received his B.S. in Accounting from the University of Delaware and was an active CPA from 1986-2016.

NAME	AGE(1)	POSITION HELD
Christopher Condelles.	40	Chief Financial Officer
Stephen S. Sypherd	47	Vice President, Treasurer and Secretary
James Volk	61	Chief Compliance Officer

(1)	As of April 1, 2024.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors and executive officers, including but not limited to, the Company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Company’s Code of Business Conduct and Ethics is designed to comply with SEC regulations relating to codes of conduct and ethics. The Company’s Code of Business Conduct and Ethics is available on the Company’s website, www.fsinvestments.com.

Any waiver of the Code of Business Conduct and Ethics may be made only by the Board or the Audit Committee and will be promptly disclosed as required by law. Any modifications to the Code of Business Conduct and Ethics will be reflected on the Company’s website.

Hedging Policy

The Board has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the Company’s officers, directors, employees of the adviser and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Compensation Committee Interlocks and Insider Participation

Compensation of Executive Officers

The Company’s executive officers do not receive any direct compensation from the Company. Furthermore, the Company does not compensate the executive officers under any stock based compensation plans. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of FS Real Estate Advisor or by individuals who were contracted by the Company or by FS Real Estate Advisor, including Rialto, to work on the Company’s behalf pursuant to the advisory agreement. Each of the Company’s executive officers is an employee of FS Real Estate Advisor, and the day-to-day investment operations and administration of the Company’s portfolio are managed by FS Real Estate Advisor. Each of these individuals receives compensation for his or her services, including services performed for the Company on behalf of FS Real Estate Advisor, from FS Investments or its affiliates. The Company will reimburse FS Real Estate Advisor for the Company’s allocable portion of expenses incurred by FS Real Estate Advisor and Rialto in performing its obligations under the advisory agreement, including personnel costs for employees who do not serve as the Company’s executive officers.

Compensation of Directors

Each of the Company’s directors who does not serve in an executive officer capacity for the Company, FS Real Estate Advisor or Rialto is entitled to receive annual retainer fees and annual fees for serving as a committee chairperson and/or lead independent director. The Company does not pay compensation to the

Company’s directors who also serve in an executive officer capacity for the Company, FS Real Estate Advisor or Rialto. The following director compensation table sets forth the compensation paid to the Company’s independent directors during the fiscal year ended December 31, 2023 (in thousands).

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Ryan N. Boyer	$60	$90	$150
James W. Brown	$75	$75	$150
Karen D. Buchholz	$60	$90	$150
Terence J. Connors	$85	$85	$170
John A. Fry	$85	$85	$170
David Schiff	$75	$75	$150

Total	$440	$500	$940

(1)

In February, May, August and December 2023, we granted a total of 19,812 restricted shares of Class I common stock to our independent directors pursuant to our independent director restricted share plan. The grant date fair value of the stock per share was $24.28, $24.25, $24.23 and $24.25, respectively.

Each independent director receives an annual retainer of $150,000 paid in equal quarterly installments. Further, the chairperson of the audit committee receives an additional annual retainer of $20,000 and the lead independent director receives an additional annual retainer of $20,000. Independent directors may elect to be compensated between 40% and 50% in cash in arrears and the remaining amount will be paid in the form of restricted shares of Class I common stock. The Company determines the number of restricted shares to grant by dividing 50% or 60%, as applicable, of the quarterly compensation due by the current transaction price of Class I common stock, and rounding to the nearest whole number. The restricted shares of Class I common stock vest on the one-year anniversary of the grant date, provided that the independent director remains on the Board on such vesting date, or upon the earlier occurrence of his or her termination service due to his or her death or disability or a change in control of the Company.

The Company also reimburses each of the Company’s directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.

The Company does not pay compensation to the Company’s directors who also serve in an executive officer capacity for the Company, FS Real Estate Advisor or Rialto.

Independent Director Restricted Share Plan

The Company has adopted a restricted share plan for the independent directors in order to increase the interest of the directors in the Company’s welfare through their participation in the growth in the value of the Company’s shares of common stock.

The Company’s restricted share plan is administered by the Board. The Board has the full authority to: (1) administer and interpret the restricted share plan; (2) determine the number of shares of Class I common stock to be covered by each award; (3) determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the restricted share plan); (4) make determinations of the fair market value of shares; (5) waive any provision, condition or limitation set forth in an award agreement; (6) delegate its duties under the restricted share plan to such agents as it may appoint from time to time; and (7) make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering the restricted share plan, including the delegation of those ministerial acts and responsibilities as the Board deems appropriate. The total number of shares of Class I common stock that may be issued under the restricted share plan will not exceed 5.0% of the total shares common stock available in connection with the Company’s primary offering, and in any event will not exceed 200,000 shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events). The maximum aggregate number of Class I shares associated with any award granted under the plan in any calendar year to any one independent director is 10,000.

Restricted share awards entitle the recipient to shares of Class I common stock under terms that provide for vesting over a specified period of time. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s service with the Company or the Company’s affiliates. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Pursuant to the form of award agreement approved by the Board, holders of restricted shares may receive distributions prior to the time that the restrictions on the restricted shares have lapsed, but such distributions shall be subject to the same restrictions as the underlying restricted shares.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. The Company knows of no failures to file a required form. During the fiscal year ended December 31, 2023, Mr. Condelles failed to timely file a Form 3 in July 2023.Based on the Company’s review of Forms 3, 4 and 5 filed by the Company’s directors and executive officers, any persons holding more than 10% of its common shares and information provided by the Company’s directors and officers, the Company believes that during fiscal year ended December 31, 2023, all other Section 16(a) filing requirements were timely satisfied.

Certain Relationships and Related Party Transactions

The following describes all transactions during the fiscal year ended December 31, 2023 and currently proposed transactions involving the Company, its directors, adviser, sponsor and any affiliate thereof. The Company’s independent directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions are fair and reasonable to the Company.

The Company’s Relationship with the Adviser and Sponsor

The Company is externally managed by the adviser pursuant to the advisory agreement. The adviser is responsible for sourcing, evaluating and monitoring the Company’s investment opportunities and making decisions related to the acquisition, management, financing and disposition of its assets, in accordance with the Company’s investment objectives, guidelines, policies and limitations, subject to oversight by the Board. The adviser is an affiliate of the Company’s sponsor. All of the Company’s officers are employees of the adviser or its affiliates. The Company has and will continue to have certain relationships with the adviser and its affiliates.

Advisory Agreement

The Board has ultimate oversight and policy-making authority, including responsibility for governance, financial controls, compliance and disclosure with respect to the Company’s business. Pursuant to the advisory agreement, the Board has delegated to the adviser the authority to source, evaluate and monitor the Company’s investment opportunities and make decisions related to the acquisition, management, financing and disposition of the Company’s assets, in accordance with the Company’s investment objectives, guidelines, policies and limitations, subject to oversight by the Board. The Company believes that the adviser currently has sufficient staff and resources so as to be capable of fulfilling the duties set forth in the advisory agreement.

Services

Pursuant to the terms of the advisory agreement, the adviser is responsible for, among other things:

•

managing and supervising the development of the Company’s public offering, and any subsequent offerings, including determination of the specific terms of the Company’s securities, approval of marketing materials and negotiating and coordinating the other agreements and services related to its offering;

•	serving as an investment and financial adviser to the Company and obtaining market research and economic and statistical data in connection with the Company’s investment objectives and policies;

•

identifying, sourcing, evaluating and monitoring the Company’s investment opportunities consistent with the Company’s investment objectives and policies, including but not limited to, locating, analyzing and selecting potential investments and, within the discretionary limits and authority granted to the adviser by the Board, making investments in and dispositions of the Company’s assets;

•

structuring and conducting negotiations on the Company’s behalf with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;

•	providing the Company with portfolio management and other related services;

•	serving as the Company’s adviser with respect to decisions regarding any of its financings and hedging strategies;

•	engaging and supervising, on the Company’s behalf and at the Company’s expense, various service providers;

•	providing asset management services, including but not limited to, daily management services, monitoring and supervising the Company’s investments and its management and operational functions;

•

providing accounting and administrative services, including but not limited to, the performance of administrative functions required for the Company’s day to day operations, including the calculation of its NAV value on a monthly basis; and

•

managing the Company’s communications with its stockholders, including written and electronic communications, and establishing technology infrastructure to assist in supporting and servicing its stockholders.

The above summary is provided to illustrate the material functions which the adviser will perform for the Company and it is not intended to include all of the services which may be provided to the Company by the adviser or third parties.

Fees and Expenses

Base Management Fee. As compensation for the services provided pursuant to the advisory agreement, the Company pays the adviser a base management fee of 1.25% of NAV per annum attributable to the shares subject to the management fee payable quarterly and in arrears. In calculating the management fee, the Company uses its NAV before giving effect to accruals for the management fee, the performance fee, the administrative services fee, the stockholder serving fee or any distributions payable on its shares. Class F shares and Class Y shares do not pay the base management fee.

Performance Fee. As compensation for services provided pursuant to the advisory agreement, the Company also pays the adviser a performance fee. The performance fee is calculated and payable quarterly in arrears in an amount equal to 10.0% of the Company’s Core Earnings (defined below) for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on adjusted capital, equal to 1.625% per quarter, or an annualized hurdle rate of 6.50%. As a result, the adviser does not earn a performance fee for any quarter until the Core Earnings for such quarter exceed the hurdle rate of 1.625%. For purposes of the performance fee, “adjusted capital” means cumulative net proceeds generated from sales of shares of the Company’s common stock other than Class F shares (including proceeds from the distribution reinvestment plan) reduced for distributions from non-liquidating dispositions of the investments paid to stockholders and amounts paid for share repurchases pursuant to the share repurchase plan. Once the Core Earnings in any quarter exceed the hurdle rate, the adviser will be entitled to a “catch-up” fee equal to the amount of Core Earnings in excess of the hurdle rate, until the Core Earnings for such quarter equal 1.806%, or 7.222% annually, of adjusted capital. Thereafter, the adviser is entitled to receive 10.0% of the Core Earnings. Class F shares do not pay the performance fee. “Core Earnings” means: the net income (loss) attributable to stockholders of Class T shares, Class S shares, Class D shares, Class M shares, Class I shares and Class Y shares computed in accordance with GAAP (provided that net income (loss) attributable to Class Y stockholders shall be reduced by an amount equal to the base management fee that would have been paid if Class Y shares were subject to such fee), including realized gains (losses) not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) the performance fee, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussions between the adviser and the independent directors and approved by a majority of the independent directors.

Administrative Services Fee. As compensation for the non-investment advisory services performed by the adviser, the sub-adviser or their affiliates pursuant to the advisory agreement (without duplication to any fees or reimbursements paid thereunder), the Company pays the adviser an administrative services fee equal to 1.0% of the Company’s NAV per annum attributable to all shares of common stock, before giving effect to any accruals for the base management fee, the performance fee, the administrative services fee, the stockholder servicing fee or any distributions. The administrative services fee will be payable quarterly and in arrears in the cash equivalent number of restricted stock units representing the right to receive Class I shares (“Class I RSUs”) based on the then-current Class I transaction price as of the last day of such quarter. Class I RSUs in payment of the administrative services fee will provide the adviser the right to receive a number of Class I shares equivalent to the number of Class I RSUs, subject to the terms and conditions set forth in the Class I RSU agreement.

Origination Fees. The adviser and the sub-adviser may retain origination fees of up to 1.0% of the loan amount for first lien, subordinated or mezzanine debt or preferred equity financing. Such origination fees will only be retained to the extent they are paid by the borrower, either directly to the adviser or sub-adviser or indirectly through the Company. The Company expects that these origination fees generally will be paid directly to the adviser or the sub-adviser by the borrower.

Expense Reimbursement. The advisory agreement provides that the Company will reimburse the adviser and the sub-adviser for out-of-pocket costs and expenses each of them incurs in connection with the services provided to the Company, including, but not limited to, (1) legal, accounting and printing fees and other expenses attributable to the Company’s organization, preparation of its registration statement, registration and qualification of its common stock for sale with the SEC and in the various states and filing fees incurred by the adviser, (2) the actual out-of-pocket cost of goods and services used by the Company and obtained from third parties, including audit, accounting, legal, brokerage, underwriting, listing and registration fees, (3) expenses of managing, improving, developing, operating and selling the Company’s direct and indirect investments and of other transactions related thereto, including prepayments, maturities, workouts and other settlements of such investments, (4) subject to limitations in the Company’s charter, expenses related to the acquisition and disposition of the Company’s investments, including the selection and evaluation of investment assets, and (5) out-of-pocket expenses in connection with (i) the Company’s compliance with applicable law and regulations, (ii) communications and services provided to its stockholders, (iii) insurance required in connection with the Company’s business or by its directors and executive officers, and (iv) payments to the Company’s directors and meetings of its directors and of its stockholders. Such out-of-pocket costs and expenses will include expenses relating to compliance-related matters and regulatory filings relating to the Company’s activities (including, expenses and taxes related to the filing, registration and qualification of the sale of its common stock under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees).

The advisory agreement provides that the Company will reimburse the adviser or the sub-adviser for reimbursable expenses no less than quarterly. The adviser will prepare a statement documenting the Company’s quarterly expenses and deliver such statement to the Company within 45 days after the end of each quarter. Notwithstanding the foregoing, pursuant to the advisory agreement, the adviser advanced all of the Company’s offering and organizational costs until the Company raised $250 million in aggregate gross proceeds from its public offerings. In April 2020, the adviser and the sub-adviser agreed to defer the recoupment of any organization and offering expenses that was reimbursable by the Company under the advisory agreement with respect to gross proceeds raised in its public offerings in excess of $250 million until the adviser, in its sole discretion, determined that the Company had achieved economies of scale sufficient to ensure that the Company could bear a reasonable level of expenses in relation to the Company’s income. In September 2020, the Company began reimbursing the adviser, and as such, the adviser is reimbursed for any organization and offering expenses that it or the sub-adviser has advanced or incurred on the Company’s behalf, up to a cap of 0.75% of gross proceeds raised in the Company’s public offerings in excess of $250 million. During the year ended December 31, 2023, the Company reimbursed $6,046,000 to the adviser for organization and offering expenses previously funded.

Limitations on Reimbursement. Notwithstanding the foregoing, to the extent that the Company’s total operating expenses in any four consecutive fiscal quarters exceed the 2%/25% limitation set forth in its charter the Company will not reimburse the adviser or the sub-adviser unless the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient. Within 60 days after the end of any fiscal quarter for which the total operating expenses for the four consecutive fiscal quarters then ended exceed these limits and the independent directors approve such excess amount, the Company will send its stockholders a written disclosure of such fact, or the Company will include such information in its next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors the independent directors considered in arriving at the conclusion that such excess expenses were justified. Each such determination will be recorded in the minutes of a meeting of the Board. As of December 31, 2023, the Company was in compliance with the 2%/25% limitation set forth in its charter.

Reimbursement by the Adviser. The advisory agreement provides that within 60 days after the end of the month in which the Company’s primary offering terminates, to the extent the Company has incurred total organization and offering expenses, selling commissions, dealer manager fees and stockholder servicing fees in excess of 15.0% of the gross proceeds from its primary offering, the adviser will reimburse the Company for such excess amount.

Method of Payment. Pursuant to the advisory agreement, the base management fee and the performance fee may be paid, at the adviser’s election, in (i) cash, (ii) Class I shares, (iii) performance-contingent Class I share awards (“Class I PCRs”) or (iv) any combination of cash, Class I shares or Class I PCRs. The adviser will be paid its base management fee and performance fee in cash unless it elects to receive Class I shares or Class I PCRs by providing written notice to the Company within 10 days following the end of the applicable quarter or year when such fee was earned (the date of such election is the “Election Date”). Class I PCRs will provide the adviser the right to receive from the Company a number of Class I shares equivalent to the number of Class I PCRs upon satisfaction of the performance conditions set forth in the Class I PCR agreement. The adviser may elect, at a later date, to have the Company repurchase some or all of the Class I shares issued to the adviser in accordance with the advisory agreement, including Class I shares issued pursuant to any Class I PCRs or Class I RSUs at a per share price equal to the then-current Class I share transaction price. Such Class I shares will not be subject to the repurchase limits of the Company’s share repurchase plan or any reduction or penalty for an early repurchase, provided that the approval of the Company’s independent directors is required for any repurchase request of the adviser or the sub-adviser for Class I shares received as payment for advisory fees that, when combined with any stockholder repurchase requests submitted through the Company’s share purchase plan, would cause the Company to exceed the monthly and quarterly repurchase limitations of the share repurchase plan, and any such approval must find that the repurchase would not impair the Company’s capital or operations and be consistent with the fiduciary duties of the independent directors. The adviser will have no registration rights with respect to such Class I shares. In addition, the sub-adviser agreed to receive the base management fees and performance fees it receives from the adviser in the same proportion of cash, Class I shares and Class I PCRs as elected by the adviser for a given period. Any such Class I shares, Class I PCRs and Class I RSUs issued to the sub-adviser will have the same rights and conditions as those issued to the adviser.

Class I PCR Agreement. Under the Class I PCR agreement between the Company, the adviser and the sub-adviser, management and performance fees may be payable to the adviser and the sub-adviser (the “Adviser Entities”), in the form of Class I PCRs to the extent that distributions paid to stockholders in the applicable fiscal quarter exceed the Company’s Adjusted Core Earnings. “Adjusted Core Earnings” means: the net income (loss) attributable to stockholders, computed in accordance with GAAP, including (i) realized gains (losses) not otherwise included in GAAP net income (loss), (ii) stockholder servicing fees, and (iii) reimbursements for organization and offering expenses, and excluding (A) non-cash equity compensation expense, (B) non-cash equity based administration fees, (C) depreciation and amortization, (D) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (E) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items. Thereafter, Class I shares will become issuable in extinguishment of Class I PCRs upon the achievement of the following conditions in any fiscal quarter following the initial issuance of the Class I PCRs (together, the “Performance Conditions”): (a) Adjusted Core Earnings for the quarter exceed distributions paid to stockholders during such quarter (such difference, the “Excess Distributable Income”), and (b) the annualized distribution yield on the Class I shares (measured over such quarter) is at least at the yield target determined by management given then-current market conditions (the “Yield Target”). The initial Yield Target will be a 6.0% annualized yield on the Class I shares.

On the last day of any fiscal quarter in which the Company achieves the Performance Conditions (the “Performance Achievement Date”), Class I shares will become issuable to the Adviser Entities in extinguishment of Class I PCRs. On the first calendar day of the second month following the Performance Achievement Date (the “Closing Date”), the Company will issue to the Adviser Entities their respective potion of the number of Class I shares equal in value to the Excess Distributable Income as of the Performance Achievement Date in respect of any outstanding Class I PCRs. The transaction price used to calculate the number of Class I shares issued under Class I PCR agreement will equal the then-current transaction price as of the Closing Date. The Adviser Entities, and their respective affiliates and employees, may not request repurchase by the Company of any Class I shares issued under the Class I PCR agreement for a period of six months from the date of issuance. Thereafter, upon ten days’ written notice, the Company must repurchase any Class I shares requested to be repurchased by the Adviser Entities at the then-current Class I share transaction price; provided that no repurchase will be permitted that would jeopardize the Company’s qualification as a REIT or violate Maryland law. If, prior to the Performance Achievement Date, (i) the advisory agreement is terminated in accordance with Section 12(b) of the advisory agreement (other than Section 12(b)(iii) thereof) or (ii) the sub-advisory agreement is terminated in accordance with Section 9(b) thereof (other than Section 9(b)(v) thereof), any rights related to the Class I PCRs evidenced hereby by the terminated party as of the date of such termination will immediately vest and we will issue the number of Class I shares issuable upon such vesting. If, prior to the Performance Achievement Date, either of the Adviser Entities resigns as the adviser or sub-adviser, respectively, then any rights related to the Class I PCRs evidenced thereby as of the date of such resignation will remain outstanding and Class I shares issuable in respect thereof will be issued upon achievement of the Performance Conditions.

Class I RSU Agreement. Under the Class I RSU agreement between the Company and the Advisor Entities, and in accordance with the advisory agreement, the administrative services fee will be payable quarterly in arrears on the last day of each quarter in the cash equivalent number of Class I RSUs based on the then-current Class I share transaction price as of the last day of such quarter. On the last day of each quarter, the Company will issue to the Advisor Entities the cash equivalent number of Class I RSUs to which each is entitled. Class I RSUs will vest ratably on the first calendar day of the month following the one, two and three-year anniversary of the applicable grant date, provided that (i) 100% of the adviser’s Class I RSUs will immediately vest upon the renewal or termination of the advisory agreement pursuant to Section 12(b)(ii), Section 12(b)(iii) or Section 12(b)(iv) thereof; (ii) 100% of the sub-adviser’s Class I RSUs will immediately vest upon the nonrenewal or termination of the sub-advisory agreement pursuant to Section 9(b)(i), Section 9(b)(iii), Section 9(b)(iv), Section 9(b)(v) or Section 9(b)(vi) thereof; (iii) 100% of the adviser’s unvested Class I RSUs will be automatically forfeited upon termination of the advisory agreement pursuant to Section 12(b)(i) thereof; and (iv) 100% of the sub-adviser’s unvested Class I RSUs will be automatically forfeited upon termination of the sub-advisory agreement pursuant to Section 9(b)(ii) thereof. If either of the Adviser Entities resigns as the Company’s adviser or sub-adviser, respectively, then any rights related to the Class I RSUs evidenced thereby as of the date of such resignation will remain outstanding and Class I shares issuable in respect thereof will be issued upon the applicable vesting date. If the Company declares a cash distribution on the Class I shares underlying unvested Class I RSUs, then the Company will credit the account of the Adviser Entities with the applicable distribution equivalents, which will be subject to the same vesting and forfeiture restrictions as the Class I RSUs. The Adviser Entities, and their respective affiliates and employees, may not request repurchase by the Company of any Class I shares issued under the Class I RSU agreement for a period of six months from the date of issuance. Thereafter, upon ten days’ written notice, the Company must repurchase any Class I shares requested to be repurchased by the Adviser Entities at the most recently published transaction price per Class I share; provided that no repurchase will be permitted that would jeopardize the Company’s qualification as a REIT or violate Maryland law.

Other Services. In addition to the fees and expenses paid to the adviser pursuant to the advisory agreement, the Company may retain the adviser, the sub-adviser or their respective affiliates, for necessary services relating to the Company’s investments or operations, including capital markets restructuring services, valuation services, special servicing, property oversight and other property management services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/ brokerage, capital markets/credit origination, loan servicing, property, title and other types of insurance, management consulting and other similar operational matters. The sub-adviser provides periodic valuations of certain investments held by the Company and is entitled to a fee of $1,000 per valuation. as well as services related to mortgage servicing, group purchasing, healthcare, consulting/ brokerage, capital markets/credit origination, loan servicing, property, title and other types of insurance, management consulting and other similar operational matters. Any fees paid to the adviser, the sub-adviser, or their affiliates for any such services will not reduce the advisory fees or the administrative services fees. Actual amounts depend on whether such affiliates are actually engaged to perform such services.

Indemnification

In addition to the management fee, performance fee, administrative services fee and expense reimbursements, the Company has agreed to indemnify and hold harmless the adviser, the sub-adviser and their respective affiliates performing services for the Company from specific claims and liabilities arising out of the performance of their obligations under the advisory agreement, subject to certain limitations. The advisory agreement provides that FS Real Estate Advisor and its officers, managers, controlling persons and any other person or entity affiliated with it acting as the Company’s agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FS Real Estate Advisor or such other person, nor will FS Real Estate Advisor or such other person be held harmless for any loss or liability suffered by the Company, unless: (1) FS Real Estate Advisor or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests; (2) FS Real Estate Advisor or such other person was acting on behalf of or performing services for the Company; (3) the liability or loss suffered was not the result of negligence or misconduct by FS Real Estate Advisor or such other person acting as the Company’s agent; and (4) the indemnification or agreement to hold FS Real Estate Advisor or such other person harmless for any loss or liability is only recoverable out of the net assets and not from the Company’s stockholders.

Term and Termination Rights

The term of the advisory agreement is for one year, subject to renewals by mutual consent of the Company and the adviser for an unlimited number of successive one-year periods. The Company’s independent directors will evaluate the performance of the adviser before approving the renewal of the advisory agreement. The advisory agreement may be terminated: (i) immediately by the Company (1) for “Cause,” (2) upon the bankruptcy of the adviser, or (3) upon a material breach of the advisory agreement by the adviser; (ii) upon 60 days’ written notice by the Company without Cause or penalty upon the vote of a majority of the independent directors; (iii) upon 60 days’ written notice by the adviser; or (iv) immediately by the adviser for “Good Reason.”

“Cause” is defined in the advisory agreement to mean (i) fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the adviser, (ii) a material breach of the advisory agreement by the adviser, (iii) a failure by the adviser to dedicate the personnel and financial resources necessary to effectively manage the Company, or perform its respective duties and obligations under the advisory agreement, or (iv) a sustained material degradation in the brand or reputation of the adviser’s parent and sponsor, Franklin Square Holdings, L.P. “Good Reason” is defined in the advisory agreement to mean any material breach of the advisory agreement by the Company of any nature whatsoever.

In the event the advisory agreement is terminated, the adviser will be entitled to receive from the Company, within thirty (30) days after the effectiveness of such termination, all unpaid reimbursements of expenses and all earned but unpaid fees payable to the adviser prior to the termination of the advisory agreement. In addition, upon the termination or expiration of the advisory agreement, the adviser will cooperate with the Company in order to provide an orderly transition of advisory functions.

Expense Limitation Agreement

The Company has entered into an expense limitation agreement with the adviser and the sub-adviser pursuant to which the adviser and the sub-adviser have agreed to waive reimbursement of or pay, on a quarterly basis, the Company’s annualized ordinary operating expenses (defined below) for such quarter to the extent such expenses exceed 1.5% per annum of the Company’s average monthly net assets attributable to each of its classes of common stock. “Ordinary operating expenses” for each class of common stock consist of all ordinary expenses attributable to such class, including administration fees, transfer agent fees, fees paid to the independent directors, loan servicing expenses, administrative services fees and expenses, acquisition-related expenses, and expenses associated with legal, regulatory compliance and investor relations, but excluding the following: (a) management fees and performance fees paid to the adviser pursuant to the advisory agreement, (b) interest expense and other financing costs, (c) taxes, (d) distribution or stockholder servicing fees and (e) unusual, unexpected and/or nonrecurring expenses. The Company repays the adviser or the sub-adviser on a quarterly basis any ordinary operating expenses previously waived or paid, but only if the reimbursement would not cause the then-current expense limitation, if any, to be exceeded. In addition, the reimbursement of expenses will be made only if payable not more than three years from the end of the fiscal quarter in which the expenses were paid or waived.

The expense limitation agreement has a one-year term, subject to annual renewals by a majority of the Board and by the adviser and the sub-adviser. The expense limitation agreement may not be terminated by the adviser or the sub-adviser, but may be terminated by the Board on written notice to the adviser and the sub-adviser.

The adviser and the sub-adviser may waive the recoupment of any amounts that may be subject to conditional reimbursement to the adviser or the sub-adviser, respectively. To the extent that the conditions to recoupment are satisfied in a future quarter (prior to the expiration of the three year period for reimbursement set forth in the expense limitation agreement), such expenses may be subject to conditional recoupment in accordance with the terms of the expense limitation agreement.

During the year ended December 31, 2023, $753,000 of expense recoupments were paid to the adviser and sub-adviser. As of December 31, 2023, no expense recoupments were payable to the adviser or the sub-adviser.

Dealer Manager Agreement

The Company is party to a dealer manager agreement with the dealer manager pursuant to which the dealer manager has agreed to, among other things, manage the Company’s relationships with third-party broker-dealers engaged by the dealer manager to participate in the distribution of shares of common stock, which are referred to as “participating broker-dealers,” and other financial advisors. The dealer manager also coordinates the Company’s marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of the offering, investment strategies, material aspects of the Company’s operations and subscription procedures. The Company will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of shares. The dealer manager also serves as the placement agent for the Company’s private offering of Class I shares pursuant to placement agreements. The dealer manager does not receive any compensation pursuant to this agreement.

Upfront Selling Commissions and Dealer Manager Fees

Class T Shares. Subject to any discounts described below, the dealer manager is entitled to receive upfront selling commissions of up to 3.0%, and dealer manager fees of 0.5%, of the transaction price per share of each Class T share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 3.5% of the transaction price. The dealer manager reallows (pays) these fees to participating broker-dealers, unless a particular broker-dealer declines to accept some portion of the fees they are otherwise eligible to receive in which case such portion may be retained.

Class S Shares. Subject to any discounts described below, the dealer manager will be entitled to receive upfront selling commissions of up to 3.5% of the transaction price per share of each Class S share sold in the primary offering. The dealer manager reallows (pays) these fees to participating broker-dealers, unless a particular broker-dealer declines to accept some portion of the fees they are otherwise eligible to receive in which case such portion may be retained.

A subscriber’s ability to receive a fee waiver or fee discount may depend on the financial advisor or broker-dealer through which it purchases Class T or Class S shares. Selling commissions and dealer manager fees may be lower for certain participating broker-dealers. An investor qualifying for a discount or fee waiver will receive a higher percentage return on his or her investment than investors who do not qualify for such discount or fee waiver.

Class D, Class M, Class I, Class F and Class Y Shares. No selling commissions or dealer manager fees are be paid with respect to Class D, Class M, Class I, Class F and Class Y shares sold in the public offering.

Stockholder Servicing Fees-Class T, Class S, Class D and Class M Shares

Subject to FINRA limitations on underwriting compensation and certain other limitations described below, the Company pays the dealer manager a stockholder servicing fee over time with respect to the outstanding Class T, Class S, Class D and Class M shares equal to 0.85%, 0.85%, 0.3% and 0.3%, respectively, per annum of the aggregate NAV of the Company’s outstanding shares of the applicable class. The stockholder servicing fee for Class T shares will be comprised of a representative stockholder servicing fee of 0.65%per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV for the Class T shares, however, with respect to Class T shares sold through certain participating broker-dealers, the representative stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares. The Company does not pay a stockholder servicing fee with respect to its outstanding Class I, Class F or Class Y shares.

The stockholder servicing fee is paid monthly in arrears. The dealer manager reallows (pays) all or a portion of the stockholder servicing fees to participating broker-dealers, servicing broker-dealers and financial institutions (including bank trust departments) for ongoing stockholder services performed by such broker-dealers and financial institutions, and waives (pays back to the Company) stockholder servicing fees to the extent a broker-dealer or financial institution is not eligible or otherwise declines to receive all or a portion of it. Because stockholder servicing fees are a class-specific expense for the Class T, Class S, Class D and Class M shares, they will reduce the NAV or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the distribution reinvestment plan.

The Company will cease paying stockholder servicing fees with respect to each Class T share and Class S share held in a stockholder’s account at the end of the month in which the dealer manager in conjunction with the transfer agent determines that total underwriting compensation from the upfront selling commissions, dealer manager fees and stockholder servicing fees, as applicable, paid with respect to such account would exceed 8.75 (or a lower limit for shares sold by certain participating broker-dealers or financial institutions) of the gross proceeds from the sale of shares in such account. Similarly, the Company will cease paying stockholder servicing fees with respect to each Class D share and Class M share held in a stockholder’s account at the end of the month when the total underwriting compensation from the stockholder serving fee paid with respect to such account equals 1.25% and 7.25%, respectively, (or a lower limit for shares sold by certain participating broker-dealers or financial institutions) of gross proceeds from the sale of shares in such account. The Company refers to these amounts as the sales charge cap. In the case where there is a limit lower than 8.75%, 7.25% or 1.25%, as applicable, the agreement between the dealer manager and the participating broker-dealer or financial institution of record in effect at the time such shares were first issued to such account sets forth the lower limit and the dealer manager advises the transfer agent of the lower limit in writing.

In addition, the Company will cease paying stockholder servicing fees on each Class T, Class S, Class D and Class M share held in a stockholder’s account and each such share will convert to Class I shares on the earlier to occur of the following: (i) a listing of Class I shares on a national securities exchange; (ii) the sale or other disposition of all or substantially all of the Company’s assets or its merger or consolidation with or into another entity in a transaction in which holders of Class T, Class S, Class D or Class M shares receive cash and/or shares of stock that are listed on a national securities exchange; or (iii) the date following the completion of the Company’s public offering on which, in the aggregate, underwriting compensation from all sources in connection with the public offering, including selling commissions, dealer manager fees, stockholder servicing fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering.

Eligibility to receive stockholder servicing fees is conditioned on a broker-dealer or financial institution providing the following ongoing services with respect to the Class T, Class S, Class D and Class M shares: assistance with recordkeeping, answering investor inquiries regarding the Company, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request and assistance with share repurchase requests. If the applicable broker-dealer or financial institution is not eligible to receive the stockholder servicing fee due to failure to provide these services or otherwise declines to receive all or a portion of it, the dealer manager will waive (pay back to the Company) the stockholder servicing fee that such broker-dealer or financial institution would have otherwise been eligible to receive. The stockholder servicing fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

The Company or the adviser may also pay directly, or reimburse the dealer manager if the dealer manager pays on the Company’s behalf, any organization and offering expenses (other than selling commissions, dealer manager fees and stockholder servicing fees). These expenses may include fees paid to platform services providers.

Term of the Dealer Manager Agreement

Either party may terminate the dealer manager agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the dealer manager agreement. The Company’s obligations under the dealer manager agreement to pay the stockholder servicing fees with respect to the shares distributed in the public offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (or until such shares have been converted into Class I shares).

Indemnification

To the extent permitted by law and the Company’s charter, the Company is required to indemnify the participating broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, the Company’s prospectus or the registration statement of which the prospectus is a part, blue sky applications or approved sales literature.

Fees and Expenses for Other Services

During the fiscal year ended December 31, 2023, there were no fees paid to affiliates of the adviser for other services.

Compensation Paid to the Adviser, Sub-Adviser, and their Affiliates

The following table sets forth the fees and expenses paid or payable (incurred) to the adviser, the sub-adviser and their affiliates, including the dealer manager, related to the year ended December 31, 2023, and the amount payable at December 31, 2023, regardless of when incurred (in thousands).

Organization and Offering Stage	Year ended December 31, 2023	Payable at December 31, 2023
Selling commissions(1)	$2,383	$—
Dealer manager fees(1)	$12	$—
Stockholder servicing fees(2)	$13,656	$1,454
Other compensation – dealer manager	$—	$—
Reimbursement of organization and offering expenses	$—	$—

Acquisition and Operating Stage	Year ended December 31, 2023	Payable at December 31, 2023
Base management fee	$34,884	$9,366
Performance fee	$23,356	$5,614
Administrative services fee	$28,214	$28,214
Origination fee(3)	$8,518	$—
Reimbursement of organization and offering expenses	$—	$—
Reimbursement of operating expenses	$—	$—

(1)

The dealer manager has entered into agreements with participating broker-dealers distributing the Company’s shares in the primary offering, and all of the upfront selling commissions and dealer manager fees were reallowed (paid) to such participating broker-dealers.

(2)

The dealer manager reallowed (paid) all or a portion of the stockholder servicing fees to participating broker-dealers, servicing broker-dealers and financial institutions (including bank trust departments) for ongoing stockholder services performed by such entities.

(3)	Origination fees are paid directly by the borrower to the adviser or sub-adviser and not by the Company.

Related Party Transaction Policies

Review of Transactions by the Independent Directors

Every transaction that the Company enters into with the adviser, the sub-adviser, or their respective affiliates is subject to an inherent conflict of interest. The Board may encounter conflicts of interest in enforcing the Company’s rights against any affiliate in the event of a default by or disagreement with such affiliate or in invoking powers, rights or options pursuant to any agreement between the Company and the adviser or any of its affiliates. In order to reduce or eliminate certain potential conflicts of interest, the Company’s charter requires that certain transactions are to be reviewed by the independent directors. The Company’s independent directors are permitted to retain their own legal and financial advisors in connection with any review that they are obligated to undertake pursuant to the terms of the Company’s charter.

Among the matters the Company expects the independent directors to review are:

•	the continuation, renewal or enforcement of the Company’s agreements with the adviser and its affiliates, including the advisory agreement;

•	the continuation, renewal or enforcement of the Company’s agreements with the dealer manager and its affiliates, including the dealer manager agreement;

•	public offerings of securities;

•	transactions with affiliates;

•	compensation of the Company’s executive officers and directors who are affiliated with the adviser; and

•	whether and when the Company seeks to complete a liquidity event.

The charter contains many other restrictions relating to conflicts of interest including the following:

Advisor Compensation. The Company’s independent directors must evaluate at least annually whether the fees and expenses of the Company, including the compensation that the Company contracts to pay to the adviser and its affiliates are reasonable in light of the Company’s investment performance, net assets, net income and the fees and expenses of other comparable REITs, and in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Company’s charter. The independent directors supervise the performance of the adviser and its affiliates and the compensation the Company pays to them to determine that the provisions of the compensation arrangements are being carried out. The independent directors base this evaluation on the factors set forth below as well as any other factors they deem relevant, and such findings will be recorded in the minutes of the Board:

•	the amount of the fees paid to the adviser and its affiliates in relation to the size, composition and performance of the Company’s investments;

•	the success of the adviser in generating appropriate investment opportunities;

•	the rates charged to other REITs and others by advisors performing similar services;

•

additional revenues realized by the adviser and its affiliates through their relationship with the Company, including whether the Company pays them or they are paid by others with whom the Company does business;

•	the quality and extent of service and advice furnished by the adviser and its affiliates;

•	the performance of the Company’s investment portfolio; and

•	the quality of the Company’s portfolio relative to the investments generated by the adviser for its own account and for its other clients.

Term of Advisory Agreement. According to the Company’s charter, each contract for the services of the adviser may not exceed one year, although there is no limit on the number of times that a particular advisor may be retained. The independent directors of the Board or the adviser may terminate the advisory agreement without cause or penalty on 60 days’ written notice. For purposes of that charter provision, “without penalty” means that the Company can terminate the adviser without having to compensate the adviser for income lost as a result of the termination of the advisory agreement.

Mortgage Loans Involving Affiliates. The Company’s charter prohibits the Company from investing in or making mortgage loans in which the transaction is with the sponsor, the adviser or the directors or any of their respective affiliates unless an independent expert appraises the underlying property. The Company must keep the appraisal for at least five years and make it available for inspection and duplication by any of the stockholders. In addition, the Company must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. The Company’s charter prohibits it from making or investing in any mortgage loans that are subordinate to any mortgage or equity interest of the sponsor, the adviser, the directors or any of the Company’s affiliates.

Other Transactions Involving Affiliates. According to the Company’s charter, a majority of the members of the Board (including a majority of the independent directors) not otherwise interested in the transaction must conclude that all other transactions, including sales and acquisitions of assets and any joint ventures, between the Company and the sponsor, the adviser, the directors or any of their respective affiliates are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

In the case of an asset purchase, a majority of the Company’s disinterested directors, including a majority of the disinterested independent directors, must also determine that the purchase is at a price to the Company no greater than the cost of the asset to the sponsor, the adviser, the director or the affiliate or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event will the purchase price paid by the Company for any such asset exceed the asset’s current appraised value.

Limitation on Operating Expenses. According to the Company’s charter, commencing on the earlier of four fiscal quarters after the Company has commenced material operations or the effective date of the public offering, the adviser must reimburse the Company the amount by which the Company’s aggregate total operating expenses for the four fiscal quarters then ended exceed the greater of 2% of the average invested assets or 25% of the net income, unless a majority of the independent directors has determined that such excess expenses were justified based on unusual and non-recurring factors that they deem sufficient. Any findings and the reasons in support thereof shall be reflected in the minutes of the meeting of the Board. Within 60 days after the end of any of the Company’s fiscal quarters for which total operating expenses exceeded 2% of average invested assets or 25% of net income, whichever is greater, the Company shall send to the stockholders a written disclosure of such fact together with an explanation or the factors the independent members of the Board considered in arriving at the conclusion that such higher operating expenses were justified. In the event the independent members of the Board do not determine such excess expenses are justified, the adviser shall reimburse the Company at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Company exceeds the limitation provided herein. “Average invested assets” means, for any period, the average of the Company’s aggregate book value of the assets invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting reserves for depreciation or bad debts or other similar non-cash reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period. “Total operating expenses” means all expenses of every character paid or incurred by the Company, as determined under GAAP, that are in any way related to the Company’s operation, including advisory fees, but excluding; (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Company’s stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees to the extent permitted by the charter; (f) acquisition fees and expenses; (g) real estate commissions and (h) other fees and expenses connected with the acquisition, disposition, management and ownership of the Company’s investments (including insurance premiums and legal services).

Issuance of Options and Warrants to Certain Affiliates. According to the Company’s charter, the Company may not issue options or warrants to purchase stock to the sponsor, the adviser, the directors or officers or any of their respective affiliates, except on the same terms as such options or warrants, if any, are sold to the general public. The Company may not issue options or warrants at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of a majority of the independent directors has a market value less than the value of such option or warrant on the date of grant. Any options or warrants the Company issues to the sponsor, the adviser, the directors or any of their respective affiliates shall not exceed an amount equal to 10% of the Company’s outstanding stock on the date of grant.

Repurchase of Shares. The Company’s charter prohibits the Company from paying a fee to the adviser or the directors or officers or any of their affiliates in connection with the repurchase of stock.

Loans. The Company does not make any loans to the sponsor, the adviser or the directors or any of their respective affiliates except for certain mortgage loans described above and loans to wholly owned subsidiaries. In addition, the Company does not borrow from these affiliates unless a majority of the independent directors, including a majority of disinterested independent directors, approves the transaction as being fair, competitive and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties. These charter restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the Board. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit the Company’s ability to advance reimbursable expenses incurred by directors or officers or the adviser or its affiliates.

Reports to Stockholders. The Company’s charter requires that the Company prepare an annual report and deliver it to the stockholders within 120 days after the end of each fiscal year. The Board takes reasonable steps to ensure that these requirements are met. Among the matters that must be included in the annual report are:

•	financial statements prepared in accordance with GAAP that are audited and reported on by independent certified public accountants;

•	the ratio of the costs of raising capital during the year to the capital raised;

•

the aggregate amount of advisory fees and the aggregate amount of other fees paid to the adviser and any affiliate of the adviser by the Company or third parties doing business with the Company during the year;

•	the total operating expenses for the year, stated as a percentage of the Company’s average invested assets and as a percentage of the Company’s net income;

•	a report from the independent directors that the policies being followed by the Company are in the best interests of the stockholders and the basis for such determination; and

•

separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company and the adviser, a director or any affiliate thereof during the year.

Voting of Shares Owned by Affiliates. According to the Company’s charter, the adviser or a director or any of their respective affiliates may not vote their shares regarding (i) the removal of any of these affiliates or

(ii) any transaction between them and the Company. In determining the requisite percentage in interest of shares necessary to approve a matter on which these persons may not vote or consent, any shares owned by any of them will not be included.

Independent Registered Public Accounting Firm

Ernst & Young LLP has been appointed by the Audit Committee to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Ernst & Young LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2017, 2018, 2019, 2020, 2021, 2022 and 2023. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Since action by the stockholders on this matter is not required by Maryland law, the Audit Committee and the Board are not seeking stockholder ratification of the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2024.

Fees

Set forth in the table below are audit fees, audit related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the Company’s fiscal years ended December 31, 2023 and 2022:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit fees	$737,995	$555,050
Audit-related fees	—	—
Tax fees	—	383,467
All other fees	—	—

Total	$737,995	$938,517

For purposes of the preceding table, Ernst & Young LLP’s professional fees are classified as follows:

•

Audit fees—These are fees for professional services performed for the audit of the Company’s annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young LLP in order for them to be able to form an opinion on the Company’s consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•

Audit-related fees—These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, registration statements filed with the SEC, internal control reviews and consultation concerning financial accounting and reporting standards.

•

Tax fees—These are fees for all professional services performed by professional staff in the Company’s independent auditor’s tax division, except those services related to the audit of the Company’s financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees—These are fees for any services not included in the above-described categories.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee pre-approval policy, all audit and non-audit services performed for the Company by its independent registered public accounting firm for the year ended December 31, 2023 were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and related fees. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

The Audit Committee may delegate pre-approval authority to one or more of its members, provided that any decision made by such delegate must be presented to the Audit Committee at its next regularly-scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such service does not impair the firm’s independence.

Any request for audit, audit-related, tax and other services that has not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount of fees associated with such services, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Audit Committee Members:

Terence J. Connors, Chairman

John A. Fry

James W. Brown

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The election of each director nominee requires the affirmative vote of a majority of the common shares entitled to vote who are present in person or by proxy at the Annual Meeting at which a quorum is present. This means that a director nominee needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board. As a result, any common shares present in person or by proxy, but not voted (whether by abstention, broker non-vote or otherwise) will have the effect of votes against the election of nominees to the Board. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies. Each common share may be voted for as many individuals as there are director nominees and for whose election the share is entitled to be voted. Stockholders may not cumulate their votes.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

DIRECTOR NOMINEES.

SUBMISSION OF STOCKHOLDER PROPOSALS

Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the Company’s 2025 annual meeting of stockholders must cause such proposal to be received at the Company’s principal executive offices located at FS Credit Real Estate Income Trust, Inc., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Secretary, no later than December 12, 2024 in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting; provided, however, that in the event that the date of the 2025 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date the Company begins to print and send its proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

Pursuant to Article II, Section 11(a)(2) of the Company’s bylaws, if a stockholder wishes to present a proposal, including a nomination or other business, at the Company’s 2025 annual meeting of stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to the secretary at the Company’s principal executive offices, no earlier than November 12, 2024 and no later than 5:00 p.m., Eastern Time, on December 12, 2024; provided, however, that in the event that the date of the 2025 annual meeting of stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the Annual Meeting, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2025 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2025 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made. Any stockholder proposals not received by the Company by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits the Company’s management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. The Company presently anticipates holding the 2025 annual meeting of stockholders in June 2025.

In addition to the notice and information requirements contained in the Company’s bylaws, and consistent with the universal proxy rules, stockholders who, in connection with the 2025 annual meeting intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than April 24, 2025 unless the date of the 2025 annual meeting has changed by more than 30 calendar days from the anniversary date of the 2024 Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2025 annual meeting or the tenth calendar day following the day on which public announcement of the date of the 2025 annual meeting is first made.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY THROUGH THE INTERNET OR BY TELEPHONE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

FS CREDIT REAL ESTATE INCOME TRUST, INC. 201 ROUSE BOULEVARD PHILADELPHIA, PA 19112

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

GENERAL QUESTIONS

855-600-2572

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43248-P09579-Z87240      KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FS CREDIT REAL ESTATE INCOME TRUST, INC.				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				All	All	Except
The Board of Directors recommends you vote FOR the following:
Election of Directors				☐	☐	☐
Nominees:
01.	David J. Adelman	06.	Michael C. Forman
02.	Ryan N. Boyer	07.	John A. Fry
03.	James W. Brown	08.	Jeffrey Krasnoff
04.	Karen D. Buchholz	09.	David Schiff
05.	Terence J. Connors

   NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,

administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V43249-P09579-Z87240

FS CREDIT REAL ESTATE INCOME TRUST, INC.

Annual Meeting of Stockholders

July 1, 2024

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael C. Forman and Stephen S. Sypherd, and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the 2024 Annual Meeting of Stockholders of FS Credit Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), to be held at 1:00 p.m., Eastern Time, on July 1, 2024 at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (the “Annual Meeting”), and vote as designated on the reverse side of this proxy card all of the shares of common stock, par value $0.01 per share, of the Company (“Shares”) held of record by the undersigned. The proxy statement and the accompanying materials or a Notice of Internet Availability of Proxy Materials are being mailed on or about April 9, 2024 to stockholders of record as of April 2, 2024 and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

If no specification is made, the Shares will be voted FOR the proposal to elect each of the director nominees listed in the proposal. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the board of directors of the Company knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Any stockholder who executes a proxy may revoke it with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Continued and to be signed on reverse side